Exhibit 10.2

                     FIRST AMENDMENT TO THE
         RETIREMENT PLAN FOR NON-MANAGEMENT DIRECTORS
                     OF VENTURE STORES, INC.

     WHEREAS, Venture Stores, Inc. maintains a nonqualified deferred compensation plan for non-management directors known as the Retirement Plan for Non-Management Directors of Venture
Stores, Inc. (the "Plan"); and

     WHEREAS, Venture Stores, Inc. reserved to itself the right to amend the Plan in Section 4.5 thereof, and

     WHEREAS, Venture Stores, Inc. deems it necessary and desirable to amend the Plan for the purposes of (i) limiting the eligibility for benefits under the Plan to those directors who satisfy the requirements for receipt of such benefits as of the date of the 1996 Annual Meeting of Shareowners, and (ii) capping the amount of Annual Retainer to be used as a basis for such benefit.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. By adding the following to the end of the definition of Annual Retainer in Article I, paragraph 1:

     Notwithstanding the foregoing, for purposes of determining the benefit payable in accordance with Section 2.2, that portion of any Annual Retainer that exceeds twenty thousand dollars
($20,000) shall be disregarded.

     2.     By deleting the definition of Eligible Director from
Article I, paragraph 7 and substituting the following therefor:

     7. Eligible Director means each Non-Management Director who has attained age sixty-seven (67) and completed at least five
(5) Service Years as of May 24, 1996.

     3. By adding the following to the end of the definition of Service Year in Article I, paragraph 12:

     Notwithstanding the foregoing, only those Non-Management
Directors who are Eligible Directors on May 24, 1996 shall receive credit for any Service Years after May 24, 1996.

     4. By deleting Section 2.1 in its entirety and substituting the following therefor:

          2.1 Eligibility. Each Eligible Director is entitled to receive the benefits provided in Section 2.2 upon his or her retirement. No Non-Management Director who is not an Eligible Director as of May 24, 1996 shall be eligible to receive benefits under this Plan.

     5.     By deleting Section 2.2 in its entirety and
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substituting the following therefor:

          2.2 Amount of Benefit. Each Eligible Director is entitled to receive an annual retirement benefit under the Plan based on the number of Service Years and the Annual Retainer in effect at the time of retirement (subject to Article I), as follows:

                                       Benefit Amount
Service Years as a Director       as a % of Annual Retainer

     5 Years                                 50%
     6 Years                                 60%
     7 Years                                 70%
     8 Years                                 80%
     9 Years                                 90%
    10 Years or more                        100%

     Notwithstanding the foregoing, Eligible Directors who are Charter Directors and who serve until age 72 without attaining at least 10 Service Years will be deemed to have attained 10 Service Years at Retirement and shall receive the maximum benefit amount provided by the foregoing schedule.

         7.7 By deleting Article III in its entirety and renumbering Article IV and the sections thereunder and the cross-references thereto accordingly.

     This amendment shall be known as the First Amendment to the Retirement Plan for Non-Management Directors of Venture Stores, Inc. ("First Amendment"). Except as otherwise provided herein, this First Amendment shall be effective as of May 1, 1996.

     IN WITNESS WHEREOF, Venture Stores, Inc. has caused this
First Amendment to be executed this 10th day of May, 1996.

                                   VENTURE STORES, INC.


                                   By:/s/ Robert N. Wildrick
                                   Title: CEO




Attest:


/s/ Rick L. Matejka
    Asst. Secretary

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     THE UNDERSIGNED ELIGIBLE DIRECTORS as of May 24, 1996,
hereby consent to the foregoing First Amendment.


                                   /s/ Robert L. Berra
                                   Robert L. Berra



                                   /s/ H. Edwin Trusheim
                                   H. Edwin Trusheim

                                   BEING ALL OF THE ELIGIBLE
                                   DIRECTORS
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